SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange  Act of 1934

      Date of Report (Date of earliest event reported):  January 27, 2004

                       Commission File Number 1-05707

                    GENERAL EMPLOYMENT ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)

          Illinois                                      36- 6097429
 (State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                  Identification Number)

    One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois     60181
    (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code:  (630) 954-0400







Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated January 27, 2004.


Item 12.  Results of Operations and Financial Condition.

On January 27, 2004, General Employment Enterprises, Inc.
issued a press release containing information regarding its results of operations and financial condition for the quarter ended December 31, 2003. A copy of the press release is furnished as an exhibit to this Form 8-K Current
Report.







                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                               (Registrant)

Date:  January 28, 2004            By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer